UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Industrial Income Trust Inc.
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April 22, 2011

Dear Fellow Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Industrial Income Trust Inc., a Maryland corporation, to be held at The Grand Hyatt, Castle Peak Room, 1750 Welton Street, Denver, Colorado 80202, on June 23, 2011 at 1:30 p.m. Mountain Daylight Time (the “Annual Meeting”). The matters to be considered by the stockholders at the Annual Meeting are described in detail in the accompanying materials.

We have elected to provide access to our proxy materials to certain of our stockholders over the Internet under the Securities and Exchange Commission’s “notice and access” rules. On or about April 29, 2011, we will mail (i) to certain of our stockholders, a copy of the Notice of Annual Meeting of Stockholders (the “Annual Meeting Notice”), our proxy statement, a proxy card, and our Annual Report for the year ended December 31, 2010 (our “2010 Annual Report”) and (ii) to other stockholders, a copy of the Annual Meeting Notice and the Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”), which will indicate how to access our proxy materials on the Internet. We believe that providing our proxy materials over the Internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with our Annual Meeting, and conserve natural resources.

IT IS IMPORTANT THAT YOU BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU ARE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON. Unlike most public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, in order to achieve a quorum and to avoid delays and additional costs, we need substantial stockholder voting participation by proxy or in person at the Annual Meeting. Let me urge you to vote as soon as possible. You may vote by authorizing a proxy over the Internet, by telephone or, if you received printed proxy materials, by completing, signing, and returning your proxy card in the envelope provided. Thank you in advance for your participation.

Sincerely,

Evan H. Zucker
Chairman of the Board of Directors

For the Board of Directors of Industrial Income Trust Inc.

INDUSTRIAL INCOME TRUST INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 23, 2011

To the Stockholders of Industrial Income Trust Inc.:

The 2011 Annual Meeting of Stockholders of Industrial Income Trust Inc., a Maryland corporation (the “Company”), will be held at The Grand Hyatt, Castle Peak Room, 1750 Welton Street, Denver, Colorado 80202, on June 23, 2011, at 1:30 p.m. Mountain Daylight Time (the “Annual Meeting”). The matters to be considered by stockholders at the Annual Meeting, which are described in detail in the accompanying materials, are:

(i)	a proposal to elect five directors to serve until the 2012 annual meeting of stockholders and until their respective successors are duly elected and qualify;

(ii)	a proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011; and

(iii)	any other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

Stockholders of record at the close of business on April 21, 2011 will be entitled to notice of, and to vote at, the Annual Meeting. It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings.

Pursuant to the rules adopted by the Securities and Exchange Commission (the “Commission”), on or about April 29, 2011, we will mail (i) to certain of our stockholders, a copy of the Annual Meeting Notice, our proxy statement, a proxy card, and our 2010 Annual Report and (ii) to other stockholders, a copy of the Annual Meeting Notice and the Internet Availability Notice, which will indicate how to access proxy materials on the Internet. The Internet Availability Notice will also contain instructions on how each of those stockholders can receive a paper copy of our proxy materials, including the proxy statement, our 2010 Annual Report, and a proxy card or voting instruction card. We believe that this process will expedite stockholders’ receipt of proxy materials, lower the costs associated with our Annual Meeting, and conserve natural resources.

You may vote by authorizing a proxy over the Internet, by telephone or, if you received printed proxy materials, by completing, signing, and returning your proxy card in the envelope provided. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE AUTHORIZE YOUR PROXY BY ONE OF THESE THREE METHODS. If you are the record holder of your shares and you attend the meeting, you may withdraw your proxy and vote in person, if you so choose.

By Order of the Board of Directors,

Joshua J. Widoff
Senior Vice President, General Counsel and Secretary

Denver, Colorado

April 22, 2011

INDUSTRIAL INCOME TRUST INC.

518 Seventeenth Street, 17th Floor

Denver, Colorado 80202

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 23, 2011

This proxy statement (this “Proxy Statement”) and the accompanying proxy card and notice of annual meeting are provided to our stockholders in connection with the solicitation of proxies by and on behalf of the Board of Directors of Industrial Income Trust Inc., a Maryland corporation, for use at the Annual Meeting of Stockholders to be held on June 23, 2011, and any postponements or adjournments thereof (the “Annual Meeting”). “We,” “our,” “us,” and “the Company” each refers to Industrial Income Trust Inc.

The mailing address of our executive offices is 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202. This Proxy Statement, the attached proxy card and a copy of the Notice of the Annual Meeting of Stockholders (the “Annual Meeting Notice”), or the Annual Meeting Notice and the Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”), as applicable, are being mailed to holders of our common stock, par value $0.01 per share (herein referred to as our “common stock”), on or about April 29, 2011.

A proxy may confer discretionary authority to vote with respect to any matter presented at the Annual Meeting. As of the date hereof, management has no knowledge of any business that will be presented for consideration at the Annual Meeting and which would be required to be set forth in this Proxy Statement or the related proxy card other than the matters set forth in the Annual Meeting Notice. If any other matter is properly presented at the Annual Meeting for consideration, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with their discretion on any such matter.

Date, Time, and Place for the Annual Meeting

The Annual Meeting will be held on June 23, 2011 at The Grand Hyatt, Castle Peak Room, 1750 Welton Street, Denver, Colorado 80202, at 1:30 p.m. Mountain Daylight Time.

Matters to be Considered at the Annual Meeting

At the Annual Meeting, holders of record of the Company’s common stock as of the close of business on April 21, 2011 will be asked to consider and vote upon:

(i)	a proposal to elect five directors to serve until the 2012 annual meeting of stockholders and until their respective successors are duly elected and qualify;

(ii)	a proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011; and

(iii)	any other business that may properly come before the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials

We are furnishing proxy materials over the Internet to certain of our stockholders pursuant to the “notice and access” rules adopted by the Securities and Exchange Commission (the “Commission”). Accordingly, on or about April 29, 2011, we will mail (i) to certain of our stockholders a copy of the Annual Meeting Notice, this Proxy Statement, a proxy card, and our 2010 Annual Report and (ii) to other stockholders a copy of the Annual Meeting Notice and the Internet Availability Notice, which will indicate how to access our proxy materials on the Internet.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 23, 2011. This Proxy Statement, the proxy card and our 2010 Annual Report are available at www.eproxy.com/iit. An electronic version of our Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the Commission on February 25, 2011, is available on our website at www.industrialincome.com.

INFORMATION ABOUT THE MEETING AND VOTING

What is the date of the Annual Meeting and where will it be held?

The Annual Meeting will be held on June 23, 2011 at The Grand Hyatt, Castle Peak Room, 1750 Welton Street, Denver, Colorado 80202, at 1:30 p.m. Mountain Daylight Time.

Who is entitled to vote at the Annual Meeting?

Our Board of Directors has fixed the close of business on April 21, 2011 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on April 21, 2011 are entitled to vote at the Annual Meeting.

How many shares of common stock are outstanding?

As of the close of business on April 21, 2011, there were approximately 28,909,927 shares of our common stock outstanding and entitled to vote.

How many votes do I have?

You are entitled to one vote for each share of our common stock that you held as of the record date.

What will I be voting on at the Annual Meeting?

At the Annual Meeting, you will be asked to:

•	elect five directors to serve until the 2012 annual meeting of stockholders and until their respective successors are duly elected and qualify;

•	ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011; and

•	act on any other business that may properly come before the Annual Meeting.

How does the Board of Directors recommend that I vote on each proposal?

The Board of Directors recommends a vote:

•	FOR the election of the nominees to our Board of Directors; and

•	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

What is the quorum requirement for the Annual Meeting?

A quorum will be present if the holders of 50% of the outstanding shares of our common stock entitled to vote are present, in person or by proxy, at the Annual Meeting. If you have returned a valid proxy or, if you hold your shares in your own name as holder of record and you attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum. Broker “non-votes” are also counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a broker holding shares of our common stock for a beneficial owner is present at the meeting, in person or by proxy, and entitled to vote, but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

If a quorum is not present, the Annual Meeting may be adjourned by the chairman of the meeting until a quorum has been obtained.

What vote is required to approve each proposal?

Provided that a quorum is present, the election of the nominees to our Board of Directors requires the affirmative vote of holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting, and the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011 requires the affirmative vote of a majority of the votes cast at the Annual Meeting. There is no cumulative voting in the election of directors.

Abstentions and broker “non-votes,” if any, will have the effect of votes against the election of the nominees to our Board of Directors, but will have no effect on the result of the ratification of KPMG LLP as our independent registered public accounting firm for fiscal year 2011 or any other matter for which the required vote is a majority of the votes cast.

How can I vote?

You can vote in person at the Annual Meeting or by proxy. If you hold your shares of our common stock in your own name as a holder of record, you have the following three options for submitting your vote by proxy:

1.	if you received printed proxy materials, by signing, dating, and mailing the proxy card in the postage-paid envelope provided;

2.	via the Internet at www.eproxy.com/iit, as provided in the proxy card, the Internet Availability Notice and in this Proxy Statement; or

3.	by telephone at 1-866-977-7699, as provided in the proxy card, the Internet Availability Notice and in this Proxy Statement.

For those stockholders with Internet access, we encourage you to vote via the Internet, since this method of voting is quick, convenient and cost-efficient. When you vote via the Internet or by telephone prior to the Annual Meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted.

If your shares of our common stock are held on your behalf by a broker, bank, or other nominee, you will receive instructions from them that you must follow to have your shares voted at the Annual Meeting.

How will proxies be voted?

Shares represented by valid proxies will be voted as specified on the proxy unless it is properly revoked prior thereto. If no specification is made on the proxy as to any one or more of the proposals, the shares of our common stock represented by the proxy will be voted as follows:

•	FOR the election of the nominees to our Board of Directors;

•	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011; and

•

in the discretion of the proxy holder on any other business that properly comes before the Annual Meeting. As of the date of this Proxy Statement, we are not aware of any other matter to be raised at the Annual Meeting.

How can I change my vote or revoke a proxy?

If you hold shares of our common stock in your own name as a holder of record, you may revoke your proxy at any time prior to the date and time of the Annual Meeting through any of the following methods:

•

send written notice of revocation, prior to the Annual Meeting, to our Senior Vice President, General Counsel and Secretary, Mr. Joshua J. Widoff, at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202;

•	properly sign, date, and mail a new proxy card to our Secretary;

•	dial the toll-free number provided in the proxy card, the Internet Availability Notice and in this Proxy Statement and authorize your proxy again;

•	log onto the Internet site provided in the proxy card, the Internet Availability Notice and in this Proxy Statement and authorize your proxy again; or

•	attend the Annual Meeting and vote your shares in person.

Please note that merely attending the Annual Meeting, without further action, will not revoke your proxy. If shares of our common stock are held on your behalf by a broker, bank, or other nominee, you must contact them to receive instructions as to how you may revoke your proxy.

Who is soliciting my proxy, and who pays the cost of this proxy solicitation?

The enclosed proxy is solicited by and on behalf of our Board of Directors. The expense of preparing, printing, and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers and directors, without additional remuneration, by personal interview, telephone, or otherwise. The Company will also request brokerage firms, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of shares held of record as of the close of business on the record date and will provide reimbursement for the cost of forwarding the material.

The Company has engaged its Transfer Agent, Boston Financial Data Services Inc. (“Boston Financial”), to solicit proxies for the Annual Meeting. The services to be performed by Boston Financial will include consultation pertaining to the planning and organization of the solicitation, as well as assisting the Company in the solicitation of proxies from the Company’s stockholders entitled to vote at the Annual Meeting. The anticipated cost for such services is expected to be between $25,000 and $50,000.

Where can I find the voting results after the Annual Meeting?

Boston Financial, our independent tabulating agent, will count the votes and act as the Inspector of Election. We will publish the voting results in a current report on Form 8-K to be filed with the Commission within four business days after the Annual Meeting. We keep all proxies, ballots, and voting tabulations confidential as a matter of practice. We permit only our Inspector of Election, Boston Financial, to examine these documents.

Where can I find the Company’s Annual Report on Form 10-K?

A copy of our Annual Report on Form 10-K for our fiscal year ended December 31, 2010, as filed with the Commission on February 25, 2011, will be included in our 2010 Annual Report that will be delivered, or made available on the Internet as provided in the Internet Availability Notice, to stockholders entitled to vote at the Annual Meeting, and is available without charge to stockholders upon written request to: Industrial Income Trust Inc., 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations. You can also find an electronic version of our Annual Report on Form 10-K for the year ended December 31, 2010 on our website at www.industrialincome.com.

BOARD OF DIRECTORS

Our Board of Directors currently consists of five directors, three of whom are independent, as determined by our Board of Directors. Our bylaws provide that a majority of the entire Board of Directors may establish, increase, or decrease the number of directors, provided that the number of directors shall never be less than three nor more than 15.

Our Board of Directors has determined that Messrs. Marshall M. Burton, Charles B. Duke and Stanley A. Moore are independent within the meaning of the applicable (i) provisions set forth in our charter, (ii) requirements set forth in the Exchange Act and the applicable Commission rules, and (iii) although our shares are not listed on the New York Stock Exchange (“NYSE”), independence rules set forth in the NYSE Listed Company Manual. To be considered independent under the NYSE rules, our Board of Directors must determine that a director does not have a material relationship with us and/or our consolidated subsidiaries (either directly or as a partner, stockholder or officer of an organization that has a relationship with any of those entities, including our Sponsor and its affiliates).

Our charter defines an “independent director” as a person who has not been, directly or indirectly, associated with Industrial Income Advisors Group LLC (our “Sponsor”) or Industrial Income Advisors LLC (our “Advisor”) within the previous two years by virtue of:

•	ownership interests in our Sponsor, our Advisor or any of their affiliates;

•	employment by our Sponsor, our Advisor or any of their affiliates;

•	service as an officer or director of our Sponsor, our Advisor or any of their affiliates;

•	performance of services, other than as a director for us;

•	service as a director or trustee of more than three real estate investment trusts organized by our Sponsor or advised by our Advisor; or

•	maintenance of a material business or professional relationship with our Sponsor, our Advisor or any of their affiliates.

We refer to our directors who are not independent as our “affiliated directors.” Our charter sets forth the material business or professional relationships that cause a person to be associated with us and therefore not eligible to serve as an independent director. A business or professional relationship is per se material if the prospective independent director received more than five percent of his annual gross income in the last two years from our Sponsor, our Advisor or any affiliate of our Sponsor or Advisor, or if more than five percent of his net worth, on a fair market value basis, has come from our Sponsor, our Advisor or any affiliate of our Sponsor or Advisor.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Board of Directors has selected, on the recommendation of the Nominating and Corporate Governance Committee of the Board, our current directors as the director nominees to be re-elected to serve on the Board of Directors until the 2012 annual meeting of stockholders and until their respective successors are duly elected and qualify.

Each nominee has consented to being named in this proxy statement and to serve if elected. If, prior to the Annual Meeting, any nominee should become unavailable to serve, the shares of voting securities represented by a properly executed and returned proxy will be voted for such additional person as shall be designated by the Board of Directors, unless the Board of Directors determines to reduce the number of directors in accordance with the Company’s charter and bylaws.

Set forth below is certain information regarding each of our directors, including their respective position, age, biographical information, directorships held in the previous five years, and the experience, qualifications, attributes and/or skills that led the Board of Directors to determine that the person should serve as a director. For information regarding each director’s beneficial ownership of shares of our common stock or non-voting units of limited partnership interest (“OP Units”) of Industrial Income Operating Partnership LP (our “Operating Partnership”), see the “Security Ownership of Certain Beneficial Owners and Management” section, and the notes thereto, included in this Proxy Statement.

Nominee	Business Experience and Qualifications
Evan H. Zucker Chairman of the Board of Directors Age: 45 Director since March 2010 Member of Investment Committee Member of Nominating and Corporate Governance Committee

Evan H. Zucker serves as the Chairman of our Board of Directors and has served as a director since March 2010. Mr. Zucker also served as our President from October 2009 until his election to the Board of Directors and as Chairman in March 2010. Mr. Zucker is a manager of our Advisor and is a manager of Dividend Capital Total Advisors LLC, the advisor to Dividend Capital Total Realty Trust Inc. (“Total Realty Trust”). Mr. Zucker also serves as a member of the investment committee for the advisor to Fundcore Institutional Income Trust. From its inception until October 2006, Mr. Zucker was the Chief Executive Officer, President, Secretary and a director of DCT Industrial Trust (NYSE: DCT), which listed on the NYSE in December 2006. Mr. Zucker is a principal of both Dividend Capital Group LLC and Black Creek Group LLC, a Denver based real estate investment firm which he co-founded in 1993. Mr. Zucker has been active in real estate acquisition, development and redevelopment activities since 1989 and, as of December 31, 2010, with affiliates, has overseen directly, or indirectly through affiliated entities, the acquisition, development, redevelopment, financing and sale of real properties having combined value of approximately $8.1 billion. In 1993, Mr. Zucker co-founded American Real Estate Investment Corp., which subsequently became Keystone Property Trust (NYSE: KTR), an industrial, office and logistics real estate investment trust (“REIT”) that was later acquired by ProLogis Trust (NYSE: PLD) in August 2004. Mr. Zucker served as the President and as a director of American Real Estate Investment Corp. from 1993 to 1997 and as a director of Keystone Property Trust from 1997 to 1999. Mr. Zucker graduated from Stanford University with a Bachelor’s Degree in Economics.

We believe that Mr. Zucker’s qualifications to serve on our Board of Directors are demonstrated by his proven business acumen, including his over 18 years of experience with Black Creek Group LLC as a co-founder of the company, his position as a principal of Dividend Capital Group LLC, and his extensive experience as a leader of and advisor to real estate investment companies, including DCT Industrial Trust, Total Realty Trust and American Real Estate Investment Corp.

Dwight L. Merriman III Chief Executive Officer, Director Age: 50 Director since February 2011 Member of Investment Committee

Dwight L. Merriman III has served as a member of our Board of Directors since February 2011. He has served as our Chief Executive Officer and as Chief Executive Officer of our Advisor since March 2010. Mr. Merriman has also been a member of our Advisor’s board of managers since March 2010. Mr. Merriman has over 25 years of real estate investment and development experience. Prior to joining the Company, Mr. Merriman served from September 2007 through March 2010 as a Managing Director and the Chief Investment Officer of

Nominee	Business Experience and Qualifications

Stockbridge Capital Group LLC (“Stockbridge”), a real estate investment management company based in San Francisco, California. While with Stockbridge, Mr. Merriman served as a member of its investment and management committees, and was responsible for coordinating the investment activities of the company. From May 2000 to September 2007, Mr. Merriman was a Managing Director of RREEF Funds (“RREEF”), a real estate investment management company, in charge of RREEF’s development and value-added investment opportunities in North America. While at RREEF, he served on the investment committee and was involved in approving approximately $5 billion in commercial real estate transactions, and he started CalSmart, a $1.2 billion value-added real estate investment fund with the California Public Employees’ Retirement System. Prior to joining RREEF in 2000, Mr. Merriman served for approximately five years as a Managing Director at CarrAmerica Realty Corporation, where he was responsible for the company’s acquisition, development and operations activities in Southern California and Utah. Prior to that, he spent 11 years with the Los Angeles development firm of Overton, Moore & Associates, where he was responsible for developing industrial and office property throughout Southern California. Mr. Merriman received a Bachelor of Science in Business Administration from the University of Southern California and a Masters in Business Administration from the Anderson School at the University of California at Los Angeles. Mr. Merriman is a member of the Urban Land Institute.

We believe that Mr. Merriman’s qualifications to serve on our Board of Directors include his extensive real estate investment and development experience, including specifically his experience serving in leadership positions and on the investments committees of significant real estate investment funds.

Marshall M. Burton Director Age: 42 Director since December 2009 Member of Audit Committee Member of Nominating and Corporate Governance Committee Member of Investment Committee

Marshall M. Burton has served as an independent director of our Board of Directors since December 2009. Mr. Burton has approximately 20 years of commercial real estate experience, including development, leasing, investment and management. Since March 2011, Mr. Burton has served as Senior Vice President and General Manager of Opus Development Corporation, an affiliate of The Opus Group, a real estate developer (“Opus”), where he is responsible for managing operations and seeking new development opportunities in Denver, Colorado and in the western region of the U.S. Prior to joining Opus, Mr. Burton founded the Denver office of McWhinney, a real estate development company, in February 2010. As Senior Vice President of McWhinney, Mr. Burton oversaw operations for the commercial development team in the Denver metropolitan area and other strategic locations across the western U.S. Mr. Burton served as the Senior Vice President of Opus Northwest, L.L.C., a full-service real estate developer, from May 2009 through February 2010, and previously served as Vice President from October 2002 through September 2008 and in other capacities beginning in 1996. From

Nominee	Business Experience and Qualifications

September 2008 through June 2009, Mr. Burton served as Executive Vice President of Opus East, L.L.C., an interim position where he was charged with restructuring and winding down operations of Opus East, L.L.C. Opus East, L.L.C. and certain of its subsidiaries voluntarily filed for relief under Chapter 7 of the U.S. Bankruptcy Code in July 2009. Prior to joining Opus in 1996, Mr. Burton was co-founder of Denver Capital Corporation, a multi-bank community lending organization. Mr. Burton is a licensed Colorado Real Estate Broker and active in many civic and real estate associations, including serving as Treasurer and President-elect of the National Association of Industrial and Office Properties and as an executive committee member of the Urban Land Institute. Mr. Burton received his Bachelor of Science in Business Administration from the University of Denver.

We believe that Mr. Burton’s qualifications to serve on our Board of Directors include his over 15 years of experience overseeing the development, leasing, investment and management of commercial real estate. This experience provides a valuable perspective on the commercial real estate industry.

Charles B. Duke Director Age: 53 Director since December 2009 Chairman of Audit Committee Member of Investment Committee

Charles B. Duke has served as an independent director of our Board of Directors since December 2009. Mr. Duke has also served as an independent director on the board of directors of Total Realty Trust since January 2006. Mr. Duke was founder and has been President and Chief Executive Officer of Legacy Imaging, Inc., a manufacturer of aftermarket printer supplies, since 1996. Mr. Duke has been active in entrepreneurial and general business activities since 1980 and has held several executive and management roles throughout his career, including founder, president and owner of Careyes Corporation, a private bank, registered investment advisor and a member of the Financial Industry Regulatory Authority (“FINRA”) based in Denver, Colorado, Chief Financial Officer at Particle Measuring Systems, a global technology leader in the environmental monitoring industry based in Boulder, Colorado, and Vice President of Commercial Loans at Colorado National Bank. Mr. Duke also spent four years with Kirkpatrick Pettis, the investment banking subsidiary of Mutual of Omaha, as Vice President of Corporate Finance, involved in primarily mergers and acquisitions, financing and valuation activities. Mr. Duke graduated from Hamilton College in 1980 with a Bachelor’s Degree in Economics and English.

As the audit committee financial expert, we believe that Mr. Duke brings a unique perspective to the audit committee, as he is the only audit committee member with investment banking experience. We believe Mr. Duke’s qualifications to serve on our Board of Directors include his considerable experience in financial matters, including specifically his experience as founder and president of a private bank and as Chief Financial Officer of a significant organization.

Nominee	Business Experience and Qualifications
Stanley A. Moore Director Age: 72 Director since February 2011 Chairman of Nominating and Corporate Governance Committee Chairman of Investment Committee

Stanley A. Moore has served as an independent director of our Board of Directors since February 2011. Mr. Moore is a co-founder, director and the Chief Executive Officer of Overton Moore Properties (“OMP”), a leading commercial real estate development firm in Los Angeles County that develops, owns and manages office, industrial and mixed-use space. He has served as Chief Executive Officer of OMP since 1975 and as a director since 1972. Since its founding, OMP has developed and/or invested in over 30 million square feet of commercial space in California. Mr. Moore has served as a member of the board of directors of The Macerich Company (NYSE: MAC), a leading owner, operator and developer of major retail properties, since 1994. Mr. Moore is past President of the Southern California Chapter of the National Association of Industrial and Office Parks, and is currently a board member of the Economic Resources Corporation of South Central Los Angeles and the Los Angeles Economic Development Council (“LAEDC”). His many awards and citations include the Humanitarian of the Year awarded to him by the National Conference of Christians and Jews, and Developer of the Year awarded by the LAEDC.

We believe that Mr. Moore’s qualifications to serve on our board of directors include his over 35 years of experience as a Chief Executive Officer of a leading commercial real estate development firm, his expertise in the areas of acquisitions, development and management of commercial real estate, and more specifically, industrial properties, his leadership experience with the National Association of Industrial and Office Parks, and his service on civic and private and public company boards.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTORS IDENTIFIED ABOVE.

CORPORATE GOVERNANCE

Board Leadership Structure

We separate the roles of Chief Executive Officer and Chairman of our Board of Directors because we currently believe that the different roles can best be filled by different people who have different experiences and perspectives. Mr. Merriman, as our Chief Executive Officer, is responsible for the overall management of our business strategy and day-to-day operations. One of our affiliated directors, Mr. Zucker, serves as Chairman of our Board of Directors, and, in such capacity, is responsible for presiding over our Board of Directors in its identification and execution of our strategic objectives, management of our operational and investment risks and oversight of our management team. Mr. Zucker is affiliated with us through, among other things, his role as manager and co-founder of our Advisor. We believe that Mr. Zucker’s experience and background makes him highly qualified to lead our Board of Directors in the fulfillment of its duties. Mr. Zucker’s experience in the non-traded REIT industry and his familiarity with our organizational structure provides him with an enhanced perspective.

As affiliated directors, neither Mr. Zucker nor Mr. Merriman may participate as a director in determining the compensation of our Advisor, the renewal of the Advisory Agreement or any other transactions or arrangements that we may enter into with regard to our Advisor or its affiliates. Our independent directors maintain authority with regard to any and all transactions and arrangements made with our Advisor. For additional discussion regarding the role that our independent directors play with regard to transactions and arrangements made with our Advisor see “Certain Relationships and Related Party Transactions” in this Proxy Statement.

Oversight of Risk Management

Our Board of Directors, either directly or through designated committees, including the Audit Committee, discussed further below, oversees our risk management through its involvement in our investment, financing, financial reporting, and compliance activities.

We, through our Advisor, maintain internal audit and legal departments that serve our Board of Directors and our Audit Committee in their risk management oversight. Further, our management team provides our Board of Directors and our Audit Committee with periodic updates that comprehensively address areas of our business that may pose significant risks to us.

We emphasize the importance of professional business conduct and ethics through our corporate governance initiatives. Our Board of Directors consists of a majority of independent directors. Our Audit Committee consists entirely of independent directors and our Investment Committee and Nominating and Corporate Governance Committee each consists of a majority of independent directors.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to all employees of our Advisor, and our officers and directors, including our Chief Executive Officer and our Chief Financial Officer. Additionally, our Board of Directors has adopted a Code of Ethics for our Chief Executive Officer and our Senior Financial Officers, including our Chief Financial Officer. Copies of the Code of Business Conduct and Ethics and the Code of Ethics for our Chief Executive Officer and our Senior Financial Officers may be found on our website at www.industrialincome. Our Board of Directors must approve any amendment to or waiver of the Code of Business Conduct and Ethics as well as the Code of Ethics for our Chief Executive Officer and our Senior Financial Officers. We presently intend to disclose amendments and waivers, if any, of the Code of Business Conduct and Ethics or the Code of Ethics for our Chief Executive Officer and our Senior Financial Officers on our website.

Our Internet address is http://www.industrialincome.com. We make available, free of charge through a link on our site, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to such reports, if any, as filed with the Commission as soon as reasonably practicable after such filing. You may also obtain these documents in print by writing us at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations.

Board and Committee Meetings

During the year ended December 31, 2010, our Board of Directors held seven meetings. No director who served as a director during the year ended December 31, 2010 attended fewer than 75 percent of the aggregate of all meetings held by our Board of Directors and the Board Committees on which such director served. The Board of Directors has three standing committees: the Audit Committee, the Investment Committee, and the Nominating and Corporate Governance Committee. During 2010, the Audit Committee met four times and the Investment Committee did not meet since all investment decisions were made by the Board of Directors in 2010. As the Nominating and Corporate Governance Committee was formed in February 2011, it did not hold any meetings in 2010. Although director attendance at our Annual Meeting each year is encouraged, we do not have an attendance policy. In 2010, we did not hold an Annual Meeting. Our stockholders elected directors by written consent.

Audit Committee

The members of our Audit Committee are Messrs. Duke and Burton, each of whom is an independent director. Our Audit Committee operates under a written charter, a copy of which is available under the “Investor Relations” section of our website at www.industrialincome.com. The Board of Directors has determined that each member of our Audit Committee is financially literate as such qualification is interpreted by our Board of Directors. Our Board of Directors has determined that Mr. Duke qualifies as an “Audit Committee Financial Expert” as defined by the rules of the Commission.

Our Audit Committee meets on a regular basis, at least quarterly and more frequently as necessary. Our Audit Committee’s primary function is to assist our Board of Directors in fulfilling its oversight responsibilities by (i) reviewing the financial information to be provided to our stockholders and others, (ii) reviewing our system of internal controls, which management has established, (iii) overseeing the audit and financial reporting process, including the preapproval of services performed by our independent registered public accounting firm, and (iv) overseeing certain areas of risk management.

Investment Committee

The members of our Investment Committee are Messrs. Burton, Duke, and Moore, each of whom is an independent director, and Messrs. Zucker and Merriman, each of whom is an affiliated director. Our Board of Directors delegated to the Investment Committee the authority to approve all unaffiliated investments and asset dispositions, including real property portfolio acquisitions, developments and dispositions, for a purchase price, total project cost or sales price of $30 million or less, including the financing of such investments. Our Board of Directors, including a majority of the independent directors, must approve all investments and asset dispositions, including real property portfolio acquisitions, developments and dispositions, for a purchase price, total project cost or sales price greater than $30 million, including the financing of such investments.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee (our “Nominating Committee”) are Messrs. Moore and Burton, each of whom is an independent director, and Mr. Zucker, an affiliated director. Our Nominating Committee operates under a written charter, [a copy of which is available under the “Investor Relations” section of our website at www.industrialincome.com. The primary functions of our Nominating Committee are to (i) assist our Board of Directors in identifying individuals qualified to become members of our Board of Directors; (ii) recommend candidates to our Board of Directors to fill vacancies on the board; (iii) recommend committee assignments for directors to the full board; (iv) periodically assess the performance of our Board of Directors; and (v) advise our Board of Directors on certain other corporate governance matters. Pursuant to the terms of our charter, our independent directors nominate replacements for vacancies among the independent directors’ positions. Prior to the formation of our Nominating Committee in February 2011, all of the matters for which a nominating committee would be responsible were considered by our full Board of Directors.

Our Nominating Committee’s process for identifying and evaluating director candidates includes requests to members of our Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating Committee. In considering whether to recommend any particular candidate for inclusion in its slate of recommended director nominees, our Nominating Committee considers various criteria including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest, and ability to act in the interests of all stockholders. The Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Nominating Committee does not have a policy with regard to the consideration of diversity in identifying director candidates, but the Committee believes that the backgrounds and qualifications of our directors, considered as a whole, should provide a composite mix of experience, knowledge, and abilities that will allow our Board of Directors to fulfill its responsibilities.

Stockholders may recommend individuals to our Nominating Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials. Assuming that appropriate biographical and background material has been provided on a timely basis, our Nominating Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Compensation Committee. We do not have a standing compensation committee. Our Board of Directors may establish a compensation committee to administer our equity incentive plan, should we choose to activate our plan. The primary function of the compensation committee would be to administer the granting of awards to the independent directors and selected employees of our Advisor, based upon recommendations from our Advisor, and to set the terms and conditions of such awards in accordance with the equity incentive plan. The compensation committee, if formed, would be comprised entirely of independent directors.

Stockholder and Interested Party Communications with Directors

We provide the opportunity for our stockholders and other interested parties to communicate with any member, or all members, of our Board of Directors by mail. To communicate with our Board of Directors, correspondence should be addressed to our Board of Directors or any one or more individual directors or group or committee of directors by either name or title. All such correspondence should be sent to the following address:

The Board of Directors of Industrial Income Trust Inc.

c/o Mr. Joshua J. Widoff, Senior Vice President, General Counsel and Secretary

518 Seventeenth Street, 17th Floor

Denver, Colorado 80202

All communications received as described above will be opened by our Secretary for the sole purpose of determining whether the contents constitute a communication to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to our director or directors to whom it is addressed. In the case of communications to our Board of Directors or to any group of directors, our Secretary will make sufficient copies of the contents to send to each addressee.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors

The following table sets forth information regarding compensation of our independent directors during 2010:

Name	Fees Earned or Paid in Cash	Total
Charles B. Duke	$77,500	$77,500
Marshall M. Burton	$70,000	$70,000
Stanley A. Moore(1)	$—	$—

(1)	Mr. Moore was appointed as a director in February 2011.

We pay each of our independent directors $8,750 per quarter plus $2,500 for each Board of Directors or Committee meeting attended in person and $1,000 for each Board of Directors or Committee meeting attended by telephone. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending meetings of our Board of Directors or of our Board Committees. If a director is also one of our officers, we will not pay additional compensation for services rendered as a director.

We pay the following annual retainers (to be prorated for a partial term) to the Chairpersons of our Board Committees:

•	$10,000 to the Chairperson of our Investment Committee;

•	$7,500 to the Chairperson of our Audit Committee; and

•	$5,000 to the Chairperson of each of our other Committees.

Executive Compensation

Compensation Discussion and Analysis

Because our Advisory Agreement provides that our Advisor will assume principal responsibility for managing our affairs, our executive officers, in their capacities as such, do not receive compensation directly from us. However, in their capacities as officers or employees of our Advisor or its affiliates, they will devote such portion of their time to our affairs as is required for the performance of the duties of our Advisor under the Advisory Agreement. Our Advisor has informed us that, because the services performed by its officers or employees in their capacities as such may not be performed exclusively for us, it cannot segregate and identify that portion of the compensation awarded to, earned by or paid to our executive officers by the Advisor or its affiliates that relates solely to their services as our executive officers, other than any compensation paid to them in the future in the form of equity interests in us. See “Certain Relationships and Related Transactions” below for a summary of the fees and expenses payable to our Advisor and other affiliates.

Compensation Committee Report

We do not currently have a compensation committee, however, our compensation committee, if formed, would be comprised entirely of independent directors. In lieu of a formal compensation committee, our independent directors perform an equivalent function. Our independent directors have reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement (“CD&A”) with management. Based on the independent directors’ review of the CD&A and their discussions of the CD&A with management, the independent directors recommended to the Board of Directors, and the Board of Directors has approved, that the CD&A be included in this Proxy Statement.

INDEPENDENT DIRECTORS:

Marshall M. Burton Charles B. Duke Stanley A. Moore

The foregoing report shall not be deemed to be “soliciting material” or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Interlocks and Insider Participation.

We do not currently have a compensation committee, however, we intend that our compensation committee, if formed, would be comprised entirely of independent directors. In lieu of a formal compensation committee, our independent directors perform an equivalent function. None of our independent directors served as one of our officers or employees or as an officer or employee of any of our subsidiaries during the fiscal year ended December 31, 2010, or formerly served as one of our officers or as an officer of any of our subsidiaries. In addition, during the fiscal year ended December 31, 2010, none of our executive officers served as a director or member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers or directors serving as a member of our Board of Directors.

We do not expect that any of our executive officers will serve as a director or member of the compensation committee of any entity whose executive officers include a member of our compensation committee, if formed.

Equity Incentive Plan

We have adopted an equity incentive plan, effective December 15, 2009 (the “Equity Incentive Plan”), that provides for the grant of awards to our independent directors, employees of our Advisor and other advisors and consultants selected by our Board of Directors, or, if formed, our compensation committee. Such awards may consist of stock options, stock appreciation rights, restricted stock, stock units, dividend equivalent rights, and/or other stock based awards. However, any such stock options, stock appreciation rights, restricted stock, stock units, dividend equivalent rights, and/or other stock-based awards to be issued to our independent directors, employees of our Advisor and other advisors shall not exceed an amount equal to 10 percent of the outstanding shares of our common stock on the date of grant of any such stock options, stock appreciation rights, restricted stock, stock units, dividend equivalent rights, and/or other stock-based awards. Notwithstanding the foregoing, we will not issue options or warrants to our independent directors.

We have authorized and reserved for issuance under the Equity Incentive Plan a total of 2.0 million shares of our common stock, and have also established an aggregate maximum of 5.0 million shares that may be issued upon grant, vesting or exercise of awards under the Equity Incentive Plan. In addition, no more than 200,000 shares of our common stock may be made subject to options or stock appreciation rights to a single individual in a calendar year, and no more than 200,000 shares of our common stock may be made subject to stock based awards other than options or stock appreciation rights to a single individual in a calendar year. In the event of certain corporate transactions affecting our common stock, such as, for example, a reorganization, recapitalization, merger, spin-off, split-off, stock dividend, extraordinary dividend, our Board of Directors, or, if formed, our compensation committee, will have the sole authority to determine whether and in what manner to equitably adjust the number and type of shares and the exercise prices applicable to outstanding awards under the Equity Incentive Plan, the number and type of shares reserved for future issuance under the Equity Incentive Plan, and, if applicable, performance goals applicable to outstanding awards under the Equity Incentive Plan.

Our Board of Directors, or, if formed, our compensation committee, will administer the Equity Incentive Plan, with sole authority (following consultation with our Advisor) to select participants, determine the types of awards to be granted, and all of the terms and conditions of the awards, including whether the grant, vesting or settlement of awards may be subject to the attainment of one or more performance goals. No awards will be granted under the plan if the grant, vesting and/or exercise of the awards would jeopardize our status as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise violate the ownership and transfer restrictions imposed under our charter. Unless determined by our Board of Directors, or, if formed, our compensation committee, no award granted under the Equity Incentive Plan will be transferable except through the laws of descent and distribution.

Options entitle the holder to purchase common stock for a specified exercise price during a specified period. Under the Equity Incentive Plan, we may grant options that are intended to be incentive stock options within the meaning of Section 422 of the Code (“incentive stock options”) or options that are not incentive stock options (“nonqualified stock options”). Incentive stock options and nonqualified stock options will generally have an exercise price that is not less than 100% of the fair market value of the common stock underlying the option on the date of grant and will expire, with certain exceptions, ten years after such date.

Restricted share awards entitle the recipient to shares of common stock from us under terms that provide for vesting over a specified period of time. Such awards would typically be forfeited with respect to the unvested shares upon the termination of the recipient’s employment or other relationship with us. Restricted shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Holders of restricted shares may receive cash dividends prior to the time that the restrictions on the restricted shares have lapsed. Any dividends payable in common stock shall be subject to the same restrictions as the underlying restricted shares.

Share appreciation rights entitle the recipient to receive from us at the time of exercise an amount in cash (or in some cases, common stock) equal to the excess of the fair market value of the shares of common stock underlying the share appreciation right on the date of exercise over the price specified at the time of grant, which cannot be less than the fair market value of the shares of common stock on the grant date.

Dividend equivalent rights entitle the recipient to receive, for a specified period, a payment equal to the quarterly dividend declared and paid by us on one share of common stock. Dividend equivalent rights are forfeited to us upon the termination of the recipient’s employment or other relationship with us.

No restricted stock will be awarded under the Equity Incentive Plan if it would result in our being “closely-held” under the Code, jeopardize our status as a REIT under the Code or otherwise violate the ownership and transfer restrictions under our charter.

The following table gives information regarding the Equity Incentive Plan as of December 31, 2010:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	—	—	2,000,000
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	2,000,000	(1)

(1)	All shares authorized for issuance pursuant to awards not yet granted under the Equity Incentive Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Our Sponsor and our Advisor currently own 200 shares and 20,000 shares of our common stock, respectively. Our Sponsor has also contributed $1,000 to the Operating Partnership in exchange for OP Units constituting a separate series of partnership interests with special distribution rights (the “Special Units”) and is currently its sole limited partner. For so long as our Advisor serves as our advisor, our Advisor may not sell its shares of our common stock and our Sponsor may not sell its Special Units.

The following table shows, as of April 21, 2011, the amount of our common stock beneficially owned (unless otherwise indicated) by (i) any person who is known by us to be the beneficial owner of more than 5 percent of our outstanding shares of common stock, (ii) our directors, (iii) our executive officers, and (iv) all of our directors and executive officers as a group.

Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at 518 17th Street, 17th Floor, Denver, Colorado 80202.

Name of Beneficial Owner(1)	Title	Amount and Nature of Beneficial Ownership(1)		Percent of Common Stock
Industrial Income Advisors Group LLC(2)	—	200 Shares 100 Special Units	(3)	* N/A
Industrial Income Advisors LLC(2)	—	20,000 Shares		*
Evan H. Zucker	Chairman, Director	—	(2)	*	(2)
Dwight L. Merriman III	CEO and Director	—		*
Marshall M. Burton	Director	—		*
Charles B. Duke	Director	—		*
Stanley A. Moore	Director	—		*
Thomas G. McGonagle	CFO and Treasurer	—		*
Joshua J. Widoff	SVP, General Counsel and Secretary	—		*
Beneficial ownership of common stock by all directors and executive officers as a group		20,200 Shares		*	%

*	Less than one percent.
(1)	Except as otherwise indicated below, each beneficial owner has the sole power to vote and dispose of all common stock held by that beneficial owner. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. Common stock issuable pursuant to options, to the extent such options are exercisable within 60 days, are treated as beneficially owned and outstanding for the purpose of computing the percentage ownership of the person holding the option, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(2)	Our Advisor and our Sponsor are presently each directly or indirectly jointly controlled by John A. Blumberg, James R. Mulvihill and Mr. Zucker and/or their affiliates.
(3)	Represents Special Units that are entitled to distributions from the Operating Partnership under certain circumstances.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Advisory Agreement

Our Advisor is an affiliate of ours. We rely on our Advisor to manage our day-to-day activities and to implement our investment strategy. We, the Operating Partnership and our Advisor are parties to an advisory agreement, dated December 16, 2009, as renewed in December 2010 (the “Advisory Agreement”). Our Advisor performs its duties and responsibilities under the Advisory Agreement as our fiduciary and as a fiduciary of our stockholders.

Under the terms of the Advisory Agreement, our Advisor will use commercially reasonable efforts, subject to the oversight, review and approval of our Board of Directors, to perform the following:

•	Participate in formulating an investment strategy consistent with achieving our investment objectives;

•	Manage and supervise the offering process as it relates to offerings of our common stock;

•

Research, identify, review and recommend for approval to our Board of Directors or Investment Committee, as applicable, real property, debt and other investments and dispositions consistent with our investment policies and objectives;

•	Structure the terms and conditions of transactions pursuant to which acquisitions and dispositions of investments will be made;

•	Actively oversee and manage our investment portfolio for purposes of meeting our investment objectives;

•	Manage our day-to-day affairs, including financial accounting and reporting, investor relations, marketing, informational systems and other administrative services on our behalf;

•	Select joint venture partners, structure corresponding agreements and oversee and monitor these relationships;

•	Arrange for financing and refinancing of our assets; and

•	Recommend various liquidity events to our Board of Directors when appropriate.

The current term of the Advisory Agreement ends on December 16, 2011 and is subject to renewal by our Board of Directors for an unlimited number of successive one-year periods. The independent directors will evaluate the performance of our Advisor before renewing the Advisory Agreement. The criteria used in such evaluation will be reflected in the minutes of such meeting. The Advisory Agreement may be terminated:

•	Immediately by us for “cause” (as defined in the Advisory Agreement) or upon a material breach of the Advisory Agreement by our Advisor;

•	Without cause or penalty by either our Advisor or a majority of our independent directors, in each case upon 60 days’ written notice to the other party; or

•	With “good reason” (as defined in the Advisory Agreement) by our Advisor upon 60 days’ written notice.

In the event of the termination of the Advisory Agreement, our Advisor will cooperate with us and take all reasonable steps requested to assist our Board of Directors in making an orderly transition of the advisory function. Before selecting a successor advisor, our Board of Directors must determine that any successor advisor possesses sufficient qualifications to perform the advisory function and to justify the compensation it would receive from us.

Compensation to our Advisor

We pay certain fees to our Advisor and its affiliates in connection with services they provide to us. In the event that the Advisory Agreement is terminated, our Advisor will be paid all accrued and unpaid fees and expense reimbursements earned prior to the date of termination. We will not reimburse our Advisor or its affiliates for services for which our Advisor or its affiliates receive a specific fee for the activities that generate the expense to be reimbursed.

The following summarizes the compensation and fees, including reimbursement of expenses, that are payable by us to our Advisor:

Acquisition Fees. For each property acquired during our operational stage, the acquisition fee is an amount equal to 2.0% of the purchase price of the property, until such time as we have invested an aggregate amount of $500.0 million in properties acquired in the operational stage, at which time the acquisition fee will be reduced to 1.0% of the total purchase price of the properties acquired thereafter. For each real property acquired prior to or during the development or construction stage, the acquisition fee will be an amount not to exceed 4.0% of the total project costs. Our Advisor also is entitled to receive an acquisition fee of 1.0% of our proportionate share of the purchase price of any property owned by any real estate-related entity in which we acquire a majority economic interest or that we consolidate for financial reporting purposes, and 1.0% of the purchase price in connection with acquisition of any interest in any other real estate-related entity. In addition, our Advisor is entitled to an acquisition fee equal to 1.0% of the purchase price, including any third-party expenses related to such investment, in connection with the acquisition or origination of any type of debt investment or other investment.

Asset Management Fees. Asset management fees consist of (i) a monthly fee of one-twelfth of 0.80% of the aggregate cost, including debt, whether borrowed or assumed, and before non-cash reserves and depreciation, of each property asset within our portfolio, or one-twelfth of 1.20% of the aggregate cost of each property asset located outside the U.S. that we own, directly or indirectly; (ii) a monthly fee of one-twelfth of 0.80% of the aggregate cost or investment, before non-cash reserves and depreciation, as applicable, of any interest in any other real estate-related entity or any type of debt investment or other investment; and (iii) a fee of 2.0% of the sales price of each asset upon disposition.

Organization and Offering Expenses. We will reimburse our Advisor for organization and offering expenses up to 1.75% of the gross proceeds from our initial public offering. Our Advisor or an affiliate of our Advisor will be responsible for the payment of our cumulative organization and offering expenses to the extent the total of such cumulative expenses exceed the 1.75% organization and offering expense reimbursement, without recourse against or reimbursement by us. If we are not successful in raising additional amounts of equity proceeds, no additional amounts will be payable by us to our Advisor for reimbursement of organization and offering expenses.

Other Expense Reimbursements. In addition to the reimbursement of organization and offering costs, we are also obligated, subject to certain limitations, to reimburse our Advisor for certain costs incurred by our Advisor or its affiliates in connection with the services provided to us under the Advisory Agreement, provided that our Advisor does not receive a specific fee for the activities which generate the expenses to be reimbursed, such as personnel and overhead expenses. Our Advisor may utilize its employees to provide such services and in certain instances those employees may include our executive officers.

Dealer Manager Agreement

We have entered into a dealer manager agreement dated December 18, 2009, or the “Dealer Manager Agreement,” with Dividend Capital Securities LLC, or the “Dealer Manager,” in connection with our initial public offering. The Dealer Manager is an affiliate of ours and a member firm of FINRA. The Dealer Manager was organized in December 2001 for the purpose of participating in and facilitating the distribution of securities of Dividend Capital affiliated entities. Under the Dealer Manager Agreement, the Dealer Manager provides certain sales, promotional and marketing services to us in connection with the distribution of the shares of common stock offered pursuant to our prospectus. We pay the Dealer Manager a sales commission of up to 7.0%

of the gross proceeds from the sale of shares of our common stock sold in the primary offering (all or a portion of which may be reallowed to participating unaffiliated broker-dealers) and a dealer manager fee of up to 2.5% of the gross proceeds from the sale of shares of our common stock sold in the primary offering.

Property Management Agreement

We have entered into a property management agreement dated December 16, 2009, or the “Property Management Agreement,” with Dividend Capital Property Management LLC (the “Property Manager”). We anticipate that the Property Manager may perform certain property management services for us and the Operating Partnership. The Property Manager is an affiliate of the Advisor and was organized in April 2002 to lease and manage real properties acquired by Dividend Capital affiliated entities or other third parties. We will pay the Property Manager a property management fee in an amount equal to a market based percentage of the annual gross revenues of each real property owned by us and managed by the Property Manager. Such fee is expected to range from 2% to 5% of annual gross revenues. In addition, we may pay the Property Manager a separate fee for initially leasing-up our real properties, for leasing vacant space in our real properties and for renewing or extending current leases on our real properties. Such leasing fee will be in an amount that is usual and customary for comparable services rendered to similar assets in the geographic market of the asset (generally expected to range from 2% to 8% of the projected first year’s annual gross revenues of the property); provided, however, that we will only pay a leasing fee to the Property Manager if the Property Manager provides leasing services, directly or indirectly. In the event that the Property Manager assists a tenant with tenant improvements, a separate fee may be charged to the tenant and paid by the tenant. This fee will not exceed 5% of the cost of the tenant improvements. The Property Manager will only provide these services if the provision of the services does not cause any of our income from the applicable real property to be treated as other than rents from real property for purposes of the applicable REIT requirements.

Holdings of Shares of Common Stock, OP Units and Special Units

Our Advisor currently owns 20,000 shares of our common stock for which it contributed $200,000. Our Advisor may not sell any of these shares of our common stock during the period it serves as our Advisor. We are the sole general partner of the Operating Partnership and currently own 20,200 OP Units. Our Sponsor owns all of the Special Units, for which it contributed $1,000. The holder of the Special Units will receive 15% of the net sales proceeds received by the Operating Partnership upon the disposition of assets held by it directly or indirectly, subordinated to a specified return to the stockholders. The Special Units will be redeemed by the Operating Partnership upon the listing of our common stock or other liquidity event and in certain other instances, including the termination or non-renewal of the Advisory Agreement. Our Sponsor also owns 200 shares of our common stock. The resale of any shares by our affiliates is subject to the provisions of Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), which rule limits the number of shares that may be sold at any one time and the manner of such resale.

Compensation to our Advisor and its Affiliates

We incurred fees and expenses as shown in the table below for services provided by our Advisor and the Dealer Manager related to the services described above during the periods indicated below:

	For the Year Ended December 31, 2010	For the Period from Inception (May 19, 2009) through December 31, 2009
Sales commissions from offering	$9,905,640	$—
Dealer manager fees	3,902,612	—
Acquisition fees	4,527,000	—
Asset management fees	428,067	—
Organization and offering expenses	2,724,966	1,998,378
Other expense reimbursements	437,211	—

	$21,925,496	$1,998,378

As of December 31, 2010, we had paid, in the aggregate, $20.9 million to the Advisor, the Dealer Manager, and other affiliates, which was comprised of $9.6 million of sales commissions (of which a substantial portion was reallowed to third parties), $3.8 million of dealer manager fees, $4.2 million of acquisition fees, $0.3 million of asset management fees, $2.6 million of organization and offering expenses, and $0.4 million of other expenses. As of December 31, 2010, the amount due to our affiliates was $6.9 million, which related to unreimbursed fees and expenses incurred by certain affiliates as described above. Of this amount, $1.1 million is payable as of December 31, 2010, which includes $0.3 million payable to the Dealer Manager for sales commissions, $0.1 million payable to Dealer Manager for dealer manager fees, $0.6 million payable to our Advisor for reimbursement of acquisition fees, asset management fees, organization and offering expenses, and other expenses.

Policies and Procedures for Review of Related Party Transactions

Pursuant to our charter, our independent directors evaluate at least annually whether the compensation that we contract to pay to our Advisor and its affiliates is reasonable in relation to the nature and quality of the services performed. Our charter also contains the following requirements relating to Board and independent director approval of transactions between us, on the one hand, and our Advisor or any of its affiliates (an “Affiliated Party”), on the other hand:

•

We may purchase or lease an asset from an Affiliated Party if a majority of our Board of Directors, including a majority of our independent directors, not otherwise interested in the transaction finds that the transaction is fair and reasonable to us and at a price no greater than the cost of the asset to the Affiliated Party, unless there is substantial justification for the amount in excess of the cost to the Affiliated Party and such excess is reasonable (as determined by a majority of our Board of Directors, including a majority of the independent directors);

•

An Affiliated Party may purchase or lease an asset from us if a majority of our Board of Directors, including a majority of our independent directors, not otherwise interested in the transaction determines that the transaction is fair and reasonable to us;

•

We may not borrow money from an Affiliated Party unless a majority of our Board of Directors, including a majority of our independent directors, not otherwise interested in the transaction approve the transaction as fair, competitive, and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties; and

•

Other transactions with an Affiliated Party generally require a majority of our Board of Directors, including a majority of our independent directors, not otherwise interested in the transaction to approve such transaction as fair and reasonable to us and on terms and conditions no less favorable to us than those available from an unaffiliated third party.

Our independent directors, acting as a group, will resolve potential conflicts of interest whenever they determine that the exercise of independent judgment by our Board of Directors or our Advisor or its affiliates could reasonably be compromised. However, the independent directors may not take any action which, under Maryland law, must be taken by the entire Board or which is otherwise not within their authority. The independent directors, as a group, are authorized to retain their own legal and financial advisors. Those conflict of interest matters that cannot be delegated to the independent directors, as a group, under Maryland law must be acted upon by both our Board of Directors and the independent directors.

REPORT OF THE AUDIT COMMITTEE

In accordance with, and to the extent permitted by the rules of the Commission, the information contained in the following Report of the Audit Committee shall not be incorporated by reference into any of Industrial Income Trust Inc.’s future filings made under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be “soliciting material” or to be “filed” under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”).

The Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2010 with management.

The Audit Committee has discussed with KPMG LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

THE AUDIT COMMITTEE

Charles B. Duke, Chairman

Marshall M. Burton

PRINCIPAL ACCOUNTANT FEES AND SERVICES

During the year ended December 31, 2010, we engaged KPMG LLP to provide us with audit and other services. Services provided included the audit of annual financial statements, review of unaudited quarterly financial information, review and consultation regarding filings with the Commission, and consultation on financial accounting and reporting matters.

Fees

Total fees billed by KPMG LLP for the year ended December 31, 2010 and for the period from Inception (May 19, 2009) to December 31, 2009 were $650,635 and $46,388, respectively, and consisted of the following:

	For the Year Ended December 31, 2010	For the Period from Inception (May 19, 2009) to December 31, 2009
Audit Fees:	$650,635	$46,388
Audit-Related Fees:	—	—
Tax Fees:	—	—
All Other Fees:	—	—

Total:	$650,635	$46,388

The Audit Committee has considered all services provided by KPMG LLP to us and concluded that this involvement is compatible with maintaining the independent registered public accounting firm’s independence.

The Audit Committee is responsible for appointing our independent registered public accounting firm and approving the terms of the independent registered public accounting firm’s services. All engagements for services in 2010 and 2009 were pre-approved by the Audit Committee.

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF KPMG LLP AS INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, an independent registered public accounting firm, has served as the independent registered public accounting firm for us and our subsidiaries for the fiscal year ended December 31, 2010. The Audit Committee has appointed KPMG LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2011 and has further directed that the selection of the independent registered public accounting firm be submitted for ratification by the stockholders at the Annual Meeting.

Representatives of KPMG LLP will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011. Abstentions and broker non-votes, if any, will have no effect on the result of the ratification of the appointment of KPMG LLP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.

ADVANCE NOTICE FOR STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2012 ANNUAL MEETING

Proposals received from stockholders are given careful consideration by us in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 2012 annual meeting of stockholders if they are received by us on or before December 31, 2011. Any proposal should be directed to the attention of our Secretary at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202.

Our current bylaws require that, in order for proposals of stockholders to be considered timely and eligible for consideration at the 2012 annual meeting of stockholders, such proposals must be submitted in accordance with the requirements of the bylaws, not later than 5:00 pm, Mountain Time, on December 31, 2011 and not earlier than December 1, 2011.

For additional requirements, a stockholder may refer to our bylaws, a copy of which may be obtained from our Secretary. If we do not receive timely notice pursuant to our bylaws, the proposal or nomination may be excluded from consideration at the meeting.

OTHER MATTERS

The Board of Directors knows of no other business to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the proxies will be voted on such matters in accordance with the discretion of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

No person is authorized to give any information or to make any representation not contained in this proxy statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this proxy statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the proxy statement.

ADDITIONAL INFORMATION

We file annual, quarterly and special reports, proxy statements, and other information with the Commission at 100 F Street N.E., Washington, D.C. 20549. You may read and copy any reports, statements or other information we file at the Commission’s public reference rooms in Washington, D.C. and New York, New York. Please call the Commission at (800) SEC-0330 for further information on the public reference rooms. Our Commission filings are also available to the public from commercial document retrieval services and on the website maintained by the Commission at www.sec.gov. Such information will also be furnished upon written request to Industrial Income Trust Inc., 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations and can also be accessed through our website at www.industrialincome.com.

The Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by delivering an oral or written request to Industrial Income Trust Inc., 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations, or by telephone at (303) 228-2200.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE ON THE ELECTION OF DIRECTORS AND THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2011. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 22, 2011. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS NOR THE ELECTION OF THE NOMINEES DESCRIBED HEREIN WILL CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board of Directors,

Joshua J. Widoff
Senior Vice President, General Counsel and Secretary

Denver, Colorado

April 22, 2011

P.O. Box 55072 Boston, MA 02205-5072
123 456 789 123 4

Proxy Voting Card

Industrial Income Trust Inc.

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO

BE HELD ON JUNE 23, 2011

WE NEED YOUR VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP US AVOID

THE EXPENSE OF FURTHER SOLICITATION.

Please vote your proxy by Phone, via the Internet or by Mail!

CALL: To vote your proxy by phone, call toll-free at 1-866-977-7699 and follow the simple recorded instructions.

LOG-ON: To vote your proxy on the Internet, go to www.eproxy.com/iit and follow the simple instructions that appear on your computer screen.

MAIL: To vote your proxy by mail, check the appropriate voting boxes below on this proxy voting card, sign and date the card, and return the entire proxy voting card in the enclosed postage-paid envelope.

---------If Voting by Mail, Please Fold Here and Return Entire Voting Card – Do Not Detach-----------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INDUSTRIAL INCOME TRUST INC. (THE “COMPANY”). WHEN THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST “FOR” ALL NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

To vote, mark boxes below in blue or black ink as follows: Example  ¢

1. Election of directors to serve on the Board of Directors of the Company until the 2012 annual meeting of stockholders and until their respective successors are duly elected and qualify.

	For	Against	Abstain
(01) Marshall M. Burton	☐	☐	☐
(02) Charles B. Duke	☐	☐	☐
(03) Dwight L. Merriman III	☐	☐	☐
(04) Stanley A. Moore	☐	☐	☐
(05) Evan H. Zucker	☐	☐	☐

	For	Against	Abstain
2. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2011.	☐	☐	☐

3. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any postponement or adjournment thereof in the discretion of the Proxy Holder.

Signature	Signature	Date

Please sign exactly as your name or name(s) appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY

Industrial Income Trust Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

OF DIRECTORS FOR THE ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON JUNE 23, 2011

The undersigned stockholder of Industrial Income Trust Inc., a Maryland corporation (the “Company”), hereby appoints Joshua J. Widoff and Thomas G. McGonagle, and each of them, the proxy or proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Stockholders of the Company to be held on June 23, 2011 at 1:30 p.m. Mountain Daylight Time, at The Grand Hyatt, Castle Peak Room, 1750 Welton Street, Denver, CO 80202 and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers that the undersigned would have if personally present thereat.

The undersigned hereby acknowledges receipt of the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2010 and the accompanying Notice of Annual Meeting and Proxy Statement, the terms of which are incorporated herein by reference, and hereby revokes any proxy or proxies heretofore given with respect to the matters set forth on the reverse side of this proxy card.

Please remember to sign and date the reverse side of this proxy voting card before mailing.

---------If Voting by Mail, Please Fold Here and Return Entire Voting Card – Do Not Detach-----------

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

The Proxy Statement and 2010 Annual Report to Stockholders are available at:

http://www.eproxy.com/iit

WE NEED YOUR VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP US AVOID THE EXPENSE OF FURTHER SOLICITATION.

Please vote your proxy by Phone, via the Internet or by Mail!

CALL: To vote your proxy by phone, call toll-free at 1-866-977-7699 and follow the simple recorded instructions.

LOG-ON: To vote your proxy on the Internet, go to www.eproxy.com/iit and follow the simple instructions that appear on your computer screen.

MAIL: To vote your proxy by mail, check the appropriate voting boxes on this proxy voting card, sign and date the card, and return the entire proxy voting card in the enclosed postage-paid envelope.